Filed Pursuant to Rule 497

File Nos. 333-214851 and 811-23216

FS SERIES TRUST

FS Multi-Strategy Alternatives Fund

FS Chiron Real Asset Fund

FS Long/Short Equity Fund

Supplement dated December 14, 2021

to

Prospectus dated April 30, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Multi-Strategy Alternatives Fund, FS Chiron Real Asset Fund and FS Long/Short Equity Fund (each, a “Fund” and together, the “Funds”), each a series of FS Series Trust (the “Trust”), dated April 30, 2021 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Additional Information about the Funds – Additional Description of the Principal Risks of the Funds” beginning on page 80 of the statutory Prospectus before you decide to invest in a fund’s shares.

Reorganization of FS Multi-Strategy Alternatives Fund and FS Chiron Real Asset Fund and Liquidation of FS Long/Short Equity Fund

As disclosed in the supplement dated September 30, 2021, at a meeting held on September 2, 2021, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the FS Multi-Strategy Alternatives Fund, FS Chiron Real Asset Fund and FS Long/Short Equity Fund into the following newly created series, the FS Multi-Strategy Alternatives Fund, FS Chiron Real Asset Fund and FS Long/Short Equity Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), of The Advisors’ Inner Circle Fund III ( the “Acquiring Trust”). The reorganization of each Fund is subject to approval by its shareholders. Please refer to the supplement dated September 30, 2021 for further detail on the proposed reorganization, including a comparison the Funds and the Acquiring Funds and additional information about the Plan.

As further disclosed in the shareholder notice, at a meeting held on December 3, 2021, the Board of Trustees of the Trust approved a Plan of Liquidation for the FS Long/Short Equity Fund. As a result, the FS Long/Short Equity Fund will no longer be included in the proposed reorganization. Please refer to the shareholder notice for further detail on the Plan of Liquidation for the FS Long/Short Equity Fund.

In addition, the proposed reorganization was originally expected to take effect in January 2022. The proposed reorganization is now expected to occur after the close of business on or about March 14, 2022 (although the reorganization may be further delayed).

Shareholders of the FS Multi-Strategy Alternatives Fund and the FS Chiron Real Asset Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.